UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2011

NOVATEL WIRELESS, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE	COMMISSION FILE:	86-0824673
(State or other jurisdiction of incorporation or organization)	000-31659	(I.R.S. Employer Identification No.)

9645 Scranton Road
San Diego, CA 92121
(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 320-8800

Not applicable
(Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 2.02. Results of Operations and Financial Condition
ITEM 9.01. Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
EXHIBIT 99.1

Item 2.02. Results of Operations and Financial Condition

The information in this report on Form 8-K is furnished under “Item 2.02. Results of Operations and Financial Condition” and Exhibit 99.1 attached hereto and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (Exchange Act), or otherwise subject to the liabilities of that section. It may be incorporated by reference in a filing under the Exchange Act or the Securities Act of 1933, as amended, only if such subsequent filing specifically references this Form 8-K.

On August 4, 2011, Novatel Wireless, Inc. issued a press release containing preliminary financial results for the three months ended June 30, 2011.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

The following exhibit is furnished with this report:

99.1	Press release, dated August 4, 2011 containing Novatel Wireless, Inc. preliminary financial results for the three months ended June 30, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Novatel Wireless, Inc.

Date: August 4, 2011	By:	/s/ Peter V. Leparulo
Peter V. Leparulo
Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Press release, dated August 4, 2011 containing Novatel Wireless, Inc. preliminary financial results for the three months ended June 30, 2011.